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                                                                    Exhibit 10.5


                                SHAREHOLDERS AGREEMENT

         SHAREHOLDERS AGREEMENT ("AGREEMENT"), dated as of December 10, 1996, by and among TOWN SPORTS INTERNATIONAL, INC., a New York corporation (the "COMPANY"), BRUCKMANN, ROSSER, SHERRILL & CO., L.P., a Delaware limited partnership ("BRS"), the individuals and entities listed on the BRS Investor Signature Pages hereto (each, a "BRS INVESTOR", and collectively, the "BRS INVESTORS"), FARALLON CAPITAL PARTNERS, L.P., a California limited partnership ("FCP"), FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P., a California limited partnership ("FCIP"), RR CAPITAL PARTNERS, L.P., a Delaware limited partnership ("RRC"), and FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P., a California limited partnership (together with FCP, FCIP and RRC, the "FARALLON INVESTORS", and individually, a "FARALLON INVESTOR"), CANTERBURY MEZZANINE CAPITAL, L.P., a Delaware limited partnership ("CANTERBURY"), and certain shareholders of the Company listed on the Executive Signature Page hereto (each, an "EXECUTIVE", collectively, the "EXECUTIVES") (BRS, the BRS Investors, Farallon, Canterbury and the Executives are referred to collectively herein, together with each of their respective Permitted Transferees (as defined herein), as the "Shareholders"). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in Section 1.

         WHEREAS, BRS, the BRS Investors and the Farallon Investors have acquired shares of the Company's Class A Common Stock, par value $.001 per share (the "CLASS A COMMON"), and shares of the Company's Series A Preferred Stock, par value $1.00 per share (the "SERIES A PREFERRED"), pursuant to Stock Purchase Agreements, dated as of the date hereof, with the Company (in each case, as the same may be amended, restated or modified from time to time, the "INVESTOR AGREEMENTS").

         WHEREAS, the Executives hold shares of the Company's Class A Common pursuant to Executive Stock Agreements, dated as of the date hereof, with the Company (in each case, as the same may be amended, restated or modified from time to time, the "EXECUTIVE AGREEMENTS") and/or have been granted options to purchase shares of the Class A Common, pursuant to Common Stock Option Agreements, dated as of the date hereof, by and between the Company and each of the Executives (in each case, as the same may be amended, restated or modified from time to time, the "COMMON OPTION AGREEMENTS").

         WHEREAS, certain of the Executives have acquired shares of the Company's Series B Preferred Stock, par value $1.00 per share (the "SERIES B PREFERRED"), pursuant to the Executive Agreements and/or have been granted options to purchase shares of the Series B Preferred pursuant to Preferred Stock Option Agreements, dated as of the date hereof, by and between the Company and each such Executive (as the same may be amended, restated or modified from time to time, the "PREFERRED OPTION AGREEMENTS").

         WHEREAS, Canterbury has acquired a warrant (together with all warrants issued in substitution or replacement therefor, the "WARRANT") exercisable for shares of Class A Common pursuant to the Warrant Agreement, dated as of the date hereof, by and between Canterbury and the


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Company (as the same may be amended, restated or modified from time to time, the
"WARRANT AGREEMENT").

         WHEREAS, the Company and the Shareholders desire to enter into this Agreement for the purposes, among others, of (i) establishing the composition of the Company's Board of Directors (as in effect from time to time, the "BOARD"),
(ii) assuring continuity in the management and ownership of the Company and
(iii) limiting the manner and terms by which the Shareholder Shares may be transferred.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

         1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

         "AFFILIATE" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

         "APPROVED SALE" means the sale of the Company, in a single transaction or a series of related transactions, to an Unaffiliated Third Party (a) pursuant to which such Unaffiliated Third Party proposes to acquire all of the outstanding Common Stock (whether by merger, consolidation, recapitalization, reorganization, purchase of the outstanding Common Stock or otherwise) or all or substantially all of the consolidated assets of the Company, (b) which has been approved by the Board and holders of a majority of the outstanding BRS Shares, voting together as a single class, and (c) pursuant to which all holders of Shareholder Shares and Preferred Shares receive at the same time (whether in such transaction or, with respect to an asset sale, upon a subsequent liquidation) the same form and amount of consideration (x) per share of Common Stock (as adjusted for any consideration payable by such holders in connection with the exercise of any Warrants or Options) with respect to holders of Shareholder Shares, and (y) per share of Preferred Stock (which shall in no event be less than the Liquidation Value (plus accrued and unpaid dividends) as adjusted for any consideration payable by, or special accrual payable to, such holders in connection with the exercise of any Preferred Options) with respect to holders of Preferred Shares, or if any holders of Shareholder Shares or Preferred Shares are given an option as to the form and amount of consideration received, all such holders of Shareholder Shares or Preferred Shares, as the case may be, are given the same option; PROVIDED, that such consideration shall be deemed to include any other consideration paid or payable by such Unaffiliated Third Party to any holder of Stockholder Shares in connection with such transaction, or otherwise directly or indirectly related to such transaction, which is not in exchange for or attributable to securities of the Company held by such holder.


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         "BRS SHARES" means Shareholder Shares owned by BRS and the BRS
Investors, or any of their respective Permitted Transferees.

         "COMMON OPTIONS" means, collectively, the options to purchase Class A Common granted to certain Executives pursuant to the Town Sports International, Inc. 1996 Stock Option Plan and the Common Option Agreements.

         "COMMON STOCK" means, collectively, the Class A Common, the Class B Common, and any other class of common stock of the Company, or if such outstanding Common Stock is hereafter changed into or exchanged for different securities of the Company, such other securities.

         "EXECUTIVE SHARES" means Shareholder Shares owned by the Executives or any of their respective Permitted Transferees.

         "FAMILY GROUP" means, with respect to an individual Shareholder, such Shareholder's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of such Shareholder and/or such Shareholder's spouse, their respective ancestors and/or descendants.

         "FARALLON SHARES" means Shareholder Shares owned by the Farallon Investors or their respective Permitted Transferees.

         "INITIAL PUBLIC OFFERING" means the sale, in the initial underwritten public offering registered under the Securities Act, of shares of the Company's Common Stock where, after such offering, the Common Stock sold in such offering is subject to being traded on the NASDAQ National Market or a national securities exchange.

         "INVESTORS" means, collectively, BRS and the Farallon Investors.

         "LIQUIDATION VALUE" means, with respect to any share of any series of Preferred Stock, the "Liquidation Value" for such series as defined and determined in accordance with the Company's Certificate of Incorporation, as in effect from time to time.

         "OTHER SHAREHOLDERS" means, with respect to a Shareholder, all Shareholders other than such Shareholder.

         "OWNERSHIP RATIO" means, as to a Shareholder at the time of determination, the percentage obtained by dividing the amount of shares of Common Stock held by such Shareholder on a fully diluted basis at such time by the aggregate amount of shares of Common Stock outstanding on a fully diluted basis at such time.

         "PERMITTED TRANSFEREES" has the meaning set forth in Section 4(c).

         "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated


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organization, any other entity or a governmental entity (or any department, agency or political subdivision thereof).

         "PREFERRED OPTIONS" means, collectively, the options to purchase Series B Preferred granted to certain Executives pursuant to the Preferred Option Agreements.

         "PREFERRED SHARES" means,(i) any Preferred Stock now held or hereafter acquired by the Shareholders, (ii) any Preferred Stock issued or issuable upon exercise of the Preferred Options, and (iii) any securities issued or issuable directly or indirectly with respect to the securities described in clauses (i) and (ii) above by way of stock dividend, stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Shares constituting Preferred Shares, such shares will cease to be Preferred Shares when they have been sold in an Approved Sale, transferred pursuant to Section 4(a) or 4(b) hereof, or upon the consummation of an Initial Public Offering. For purposes of this Agreement, a Person will be deemed a holder of Preferred Shares whenever such Person has the rights to acquire directly or indirectly such Preferred Shares (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

         "PREFERRED STOCK" means, collectively, the Series A Preferred, the Series B Preferred and any other class of preferred stock of the Company, or if such outstanding Preferred Stock is hereafter changed into or exchanged for different securities of the Company, such other securities.

         "PUBLIC SALE" means any sale of Shareholder Shares to the public pursuant to an offering registered under the Securities Act or to the public effected through a broker, dealer or market maker pursuant to the provisions of Rule 144 under the Securities Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

         "SHAREHOLDER SHARES" means (i) any Common Stock now held or hereafter acquired by the Shareholders, (ii) any Common Stock issued or issuable upon exercise of the Warrant, (iii) Common Stock issued or issuable upon exercise of the Common Options, and (iv) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clauses (i), (ii), and (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Shareholder Shares, such shares will cease to be Shareholder Shares when they have been sold or acquired in a Public Sale or in an Approved Sale, transferred pursuant to
Section 4(a) or 4(b) hereof or upon the consummation of an Initial Public Offering. For purposes of this Agreement, a Person will be deemed to be a holder of Shareholder Shares whenever such Person has the right to acquire directly or indirectly such Shareholder Shares (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

         "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power


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of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or a general partner of such partnership, association or other business entity.

         "TRANSACTION DOCUMENTS" means, collectively, (i) this Agreement, (ii) the Registration Rights Agreement, dated as of the date hereof, by and among the parties hereto, (iii) the Investor Agreements, (iv) the Warrant Agreement, (v) the Executive Agreements, (vi) the Common Option Agreements and (vii) the Preferred Option Agreements, in each case, as the same may be amended, restated or modified from time to time.

         "UNAFFILIATED THIRD PARTY" means any Person who, immediately prior to the contemplated transaction (i) does not own in excess of 5% of the Common Stock on a fully diluted basis (a "5% OWNER"), (ii) is not controlling, controlled by or under common control with any such 5% Owner and (iii) is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons.

         2.     BOARD OF DIRECTORS.

         (a) Until the provisions of this Section 2 cease to be effective, to the extent permitted by law, each Shareholder shall vote all voting securities of the Company over which such Shareholder has voting control, and shall take all other necessary or desirable actions within such Shareholder's control (whether in such Shareholder's capacity as a Shareholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in Person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and Shareholder meetings), so that:

         (i) the authorized number of directors on the Board shall be established at six directors;

         (ii)   the following Persons shall be elected to the Board:

                (A) for so long as BRS holds at least 10% of the Shareholder Shares held by it as of the date hereof, two (2) representatives designated by BRS determined by a vote or consent of the holders of a majority of the BRS Shares (the "BRS DIRECTORS");


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                (B)  Mark Smith, for so long as he is then acting and duly elected Chief Executive Officer of the Company and willing and capable to serve as a director, and after such time, one individual determined by the vote or consent of Shareholders owning a majority of the Executive Shares, voting together as a single class (the "EXECUTIVE DIRECTOR");

                (C) for so long as the Farallon Investors hold, in the aggregate, at least 10% of the aggregate number of Shareholder Shares held by them as of the date hereof, one (1) representative designated by the Farallon Investors determined by a vote or consent of the holders of a majority of the Farallon Shares (the "FARALLON DIRECTOR");

                (D) two (2) representatives designated by the holders of the Class A Common, determined by the vote or consent of the holders of a majority of the Class A Common, who shall initially be Paul N. Arnold and Charles T. May (each, an "INDEPENDENT DIRECTOR").

         (iii) the composition of the board of directors of each of the Company's Subsidiaries (a "SUB BOARD") shall be as determined by the Board;

         (iv) the Board shall create a Compensation Committee, which shall consist of two BRS Directors and the Executive Director, which shall have the duties and functions set forth in the Company's by-laws;

         (v) any committees of the Board or a Sub Board (other than the Compensation Committee) shall be created only upon the approval of a majority of the members of the Board and the composition of each such committee (if any) shall consist of at least one BRS Director;

         (vi) any BRS Director, Executive Director, Farallon Director or Independent Director shall be removed from the Board, a Sub Board or any committee thereof (with or without cause) at the written request of the Shareholder or Shareholders which have the right to designate such director hereunder, but only upon such written request and under no other circumstances (in each case, determined on the basis of a vote or consent of the Shareholders referred to in clause (ii)(A), (ii)(B), (ii)(C) or
    (ii)(D) as the case may be);

         (vii) in the event that any representative designated hereunder for any reason ceases to serve as a member of the Board or a Sub Board or any committee thereof during such representative's term of office, the resulting vacancy on the Board or such Sub Board or committee shall be filled by a representative designated by the Shareholders referred to in clause (ii)(A), (ii)(B), (ii)(C), or (ii)(D), as the case may be; and

         (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director or observer in connection with attending the meetings of the Board or any Sub Board and any committee thereof. In addition, the Company shall pay such additional compensation to


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directors who are not employees of the Company or any of its Subsidiaries as the
Board so determines.

         (c) The provisions of this Section 2 shall terminate automatically and be of no further force and effect upon the consummation of an Initial Public Offering.

         (d) If any party fails to designate a representative to fill a directorship pursuant to the terms of this Section 2, the election of a Person to such directorship shall be accomplished in accordance with the Company's bylaws and applicable law (provided that such party may subsequently remove and replace such Person). In the event that any provision of the Company's bylaws or articles of incorporation is inconsistent with any provision of this Section 2, the Shareholders shall take such action as may be necessary to amend any such provision in the Company's bylaws or certificate of incorporation to remedy such inconsistency.

         (e)    So long as Robert Giardina, Alexander Alimanestianu, and
Richard Pyle (all of whom are Executives, each, an "OBSERVER") each owns at least 10% of the Stockholder Shares held by him as of the date hereof, the Company shall give each Observer written notice of each meeting of the Board, at the same time and in the same manner as notice is given to the directors, and the Company shall permit each Observer to attend, as an observer, all such meetings unless attendance at such meeting, in the Board's reasonable judgment, would create a conflict of interest for such Observer; PROVIDED, that in the case of telephonic meetings, such Observer need receive only actual notice thereof at the same time and in the same manner as notice is given to the directors, and such Observer shall be given the opportunity to listen to such telephonic meetings. Each Observer shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes) given to directors of the Company in connection with such meetings at the same time such materials and information are given to such directors unless, in the Board's reasonable judgment, receipt of such materials would create a conflict of interest by such Observer. The Company shall give written notice of any action by written consent in lieu of a meeting of directors to such Observer prior to the effective date of such consent describing in reasonable detail the nature and substance of such action.

         3. REPRESENTATIONS AND WARRANTIES. Each Shareholder represents and warrants that (a) effective as of the date hereof such Shareholder is the record owner of the number of Shareholder Shares and Preferred Shares set forth opposite its name on SCHEDULE A attached hereto (assuming all such shares and options therefor have become fully vested), (b) this Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes the valid and binding obligation of such Shareholder, enforceable in accordance with its terms, and (c) such Shareholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No holder of Shareholder Shares shall grant any such proxy or become party to any such voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.


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         4.     RESTRICTIONS ON TRANSFER.

         (a) TAG ALONG RIGHTS. Subject to Sections 4(c) and 4(d) and other than in connection with a Public Sale or Approved Sale, at least 30 days prior to any sale, transfer, assignment, pledge or other disposal (a "TRANSFER") of Shareholder Shares or Preferred Shares by BRS, BRS shall deliver a written notice (the "SALE NOTICE") to the Company and the Other Shareholders, specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. The Other Shareholders may elect to participate in the contemplated Transfer by delivering written notice to BRS within 15 days after delivery of the Sale Notice. If any Other Shareholders have elected to participate in such Transfer, BRS and such Other Shareholders shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms,
(x), with respect to Shareholder Shares, a number of Shareholder Shares equal to the product of (i) the quotient determined by dividing the number of Shareholder Shares owned by such Person by the aggregate number of Shareholder Shares owned by all Shareholders participating in such Transfer and (ii) the aggregate number of Shareholder Shares to be sold in the contemplated Transfer and (y), with respect to Preferred Shares, a number of Preferred Shares equal to the product of (i) the quotient determined by dividing the number of Preferred Shares owned by such Person by the aggregate number of Preferred Shares owned by all Shareholders participating in such Transfer and (ii) the aggregate number of Preferred Shares to be sold in the contemplated Transfer; PROVIDED, that if the Sale Notice includes a Transfer of both Shareholder Shares and Preferred Shares, and any Other Shareholder elects to participate in such Transfer, such Other Shareholder must sell the number of Preferred Shares calculated in accordance with clause (y) (or if such Shareholder holds a lesser number of Preferred Shares, all Preferred Shares held by such Shareholder).

    FOR EXAMPLE, if the Sale Notice contemplates a sale of 100 Shareholder Shares and 100 Preferred Shares by BRS, and if BRS at such time owns 30% of all Shareholder Shares and Preferred Shares and if one Other Shareholder elects to participate and owns 20% of all Shareholder Shares and Preferred Shares, BRS would be entitled to sell 60 Shareholder Shares (30% DIVIDED BY 50% x 100 shares) and 60 Preferred Shares (30% DIVIDED BY 50% x 100 shares) and the Other Shareholder would be entitled to sell 40 Shareholder Shares (20% DIVIDED BY 50% x 100 shares) and would be entitled and obligated to sell 40 Preferred Shares (20% DIVIDED BY 50% x 100 shares).

         (b)    FIRST OFFER RIGHTS.

                (i) Subject to Sections 4(c) and 4(d) and other than in connection with a Public Sale or Approved Sale, at least thirty (30) days prior to any Transfer of Shareholder Shares by any Shareholder (other than holders of BRS Shares or Farallon Shares), the Shareholder making such Transfer (the "TRANSFERRING SHAREHOLDER") shall deliver a written notice (the "TRANSFER NOTICE") to the Company and the Investors specifying in reasonable detail the number of shares proposed to be transferred (the "TRANSFER SHARES"), the proposed purchase price and the other terms and conditions of the Transfer. The Company may elect to purchase all (but not less than all) of the Transfer Shares upon the same terms and conditions as those set forth in the Transfer Notice, by delivering a written notice of such election to the Transferring Shareholder within fifteen (15) days after the Transfer Notice has been delivered to the Company. If the Company has not elected to purchase all


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of the Transfer Shares, the Investors (or their designees) may elect to purchase all (but not less than all) of the Transfer Shares, upon the same terms and conditions as those set forth in the Transfer Notice, by giving written notice of such election to the Transferring Shareholder within 15 days after the Transfer Notice has been given to the Investors. If each of the Investors elects to purchase the Transfer Shares, the Transfer Shares to be purchased by each Investor shall be allocated among the Investors based upon the relative number of Shareholder Shares then held by each such Investor unless otherwise agreed upon by the Investors. If neither the Company nor the Investors elects to purchase all of the Transfer Shares specified in the Transfer Notice, then the Transferring Shareholder may transfer the Transfer Shares specified in the Transfer Notice at a price and on terms in the aggregate not materially more favorable to the transferee(s) thereof than specified in the Transfer Notice during the 90-day period immediately following the date on which the Transfer Notice has been given to the Company and the Investors. Any Transfer Shares not transferred within such 90-day period will continue to be subject to the provisions of this Section 4(b)(i) upon any subsequent proposed Transfer.

                (ii) Subject to Sections 4(c) and 4(d) and other than in connection with a Public Sale or Approved Sale, at least thirty (30) days prior to Transfer of any Shareholder Shares by any Farallon Investor, such Farallon Investor shall deliver written notice (the "FARALLON SALE NOTICE") to BRS specifying in reasonable detail the number of shares proposed to be transferred (the "PROPOSED SHARES"). Upon receipt of the Farallon Sale Notice, BRS shall within thirty (30) days deliver a written offer to such Farallon Investor to purchase the Proposed Shares specifying in reasonable detail the amount and type of consideration to be offered for the Proposed Shares and the other terms and conditions of such offer (the "BRS REPURCHASE NOTICE"). Upon receipt of the BRS Repurchase Notice, such Farallon Investor shall within ten (10) days deliver to BRS a written acceptance or rejection of the offer contained in the Repurchase Notice. If such Farallon Investor rejects the offer contained in the BRS Repurchase Notice, such Farallon Investor may transfer the Proposed Shares specified in the Farallon Sale Notice at a price and on terms in the aggregate materially not more favorable to the transferee(s) thereof than specified in the BRS Repurchase Notice during the 90-day period immediately following the date on which the Farallon Sale Notice has been given to BRS. Any Proposed Shares not transferred within such 90-day period will continue to be subject to the provisions of this Section 4(b)(ii) upon any subsequent proposed Transfer.

                (iii) Any purchase by the Company and/or the Investors pursuant to this Section 4(b) shall be closed at the Company's executive offices within (x) 45 days after the Transfer Notice (in the case of purchase pursuant to Section 4(b)(i)) or (y) 30 days after the acceptance by the applicable Farallon Investor of the offer set forth in the BRS Repurchase Notice pursuant to Section 4(b)(ii). At the closing, the purchaser or purchasers shall pay the purchase price by certified check or wire transfer of immediately available funds, and the seller or sellers shall deliver the certificate or certificates (or duly executed affidavits of lost certificates in accordance with the Certificate of Incorporation) representing the Shareholder Shares and/or Preferred Shares, as the case may be, to such purchaser or purchaser or their nominees, accompanied by duly executed stock powers.


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         (c)    PERMITTED TRANSFERS.  The restrictions contained in this
Section 4 shall not apply with respect to any Transfer of Shareholder Shares (or Preferred Shares, to the extent this Section 4 applies to Preferred Shares) by any Shareholder (i) in the case of an individual Shareholder, pursuant to applicable laws of descent and distribution or among such Shareholder's Family Group, (ii) in the case of holders of the BRS Shares and its Permitted Transferees, (A) among their Affiliates, partners and employees (provided that in the case of a distribution to BRS' partners, such distribution shall be made PRO RATA to all such partners in accordance with the terms of its agreement of limited partnership), (B) to any employee, prospective employee, director or prospective director of the Company or any Subsidiary of the Company as incentive compensation, (C) to any former or prospective employee, director or prospective director of BRS or any Affiliate of BRS or (D) to any BRS Investor or BRS, (iii) in the case of Canterbury, any Farallon Investor and their respective Permitted Transferees, (A) among their respective Affiliates, members and partners (provided that in the case of a distribution to Farallon's or Canterbury's members or partners, such distribution shall be made PRO RATA to all such partners in accordance with the terms of their respective agreements of limited partnership) and (B) to any employee, director or prospective director of the Company or any Subsidiary of the Company as incentive compensation, (iv) in the case of Canterbury, to any assignee or participant in the subordinated loan provided to the Company by Canterbury pursuant to the Subordinated Loan Agreement, dated as of the date hereof, by and among the Company, Canterbury and the other lenders named therein (as amended, restated, modified from time to time, the "SUBORDINATED LOAN AGREEMENT") only if Canterbury is required to do so pursuant to its agreement of limited partnership or in connection with any dissolution of Canterbury pursuant to its agreement of limited partnership agreement, or (v) in the case of any Farallon Investor, to another Farallon Investor; PROVIDED, that the rights and restrictions contained in this Section 4 shall continue to be applicable to such Shareholder Shares or Preferred Shares, as the case may be, after any such Transfer as if such Shareholder Shares or Preferred Shares, as the case may be, were held by the transferor; and PROVIDED FURTHER, that the transferees of such Shareholder Shares or Preferred Shares, as the case may be, shall have agreed in writing to be bound by the provisions of this Agreement which affect the Shareholder Shares or Preferred Shares, as the case may be, so transferred by executing a joinder in substantially the form attached hereto as EXHIBIT A. All transferees permitted under this Section 4(c) are collectively referred to herein as "PERMITTED TRANSFEREES."

         (d) TERMINATION OF RESTRICTIONS. The restrictions set forth in this Section 4 shall continue with respect to each Shareholder Share or Preferred Share until the earlier of (i) the Transfer of such Shareholder Share or Preferred Share in a Public Sale or an Approved Sale, (ii) the consummation of a an Initial Public Offering or (iii) the Transfer of such Shareholder Share or Preferred Share (other than to another Shareholder or the Company) pursuant to Section 4(a) or 4(b) hereof. In addition, the provisions of this Section 4 shall terminate on the date on which BRS holds less than 10% of the Shareholder Shares held by it as of the date hereof

         5.     SALE OF THE COMPANY.

         (a)    In the event of an Approved Sale, each Shareholder will
(i) consent to and raise no objections against the Approved Sale or the process pursuant to which the Approved Sale was arranged, (ii) waive any dissenter's rights and other similar rights, and (iii) if the Approved Sale is structured as a sale of stock, each Shareholder will agree to sell its Shareholder Shares and Preferred Shares on the terms and conditions of the Approved Sale. Each Shareholder will take all reasonably necessary and desirable actions as directed by the Board and the holders of a majority of the BRS Shares in connection with the consummation of any Approved Sale, including, without limitation, executing the applicable purchase agreements, which shall include customary and reasonable representations, warranties, indemnities and contribution rights (provided that any such indemnification or contribution obligations of any Shareholder shall be limited to the total consideration received by such Shareholder in connection with such Approved Sale).

         (b) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) under the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the Other Shareholders (other than Canterbury and Farallon, who shall act on their own behalf) will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any Other Shareholder appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any Other Shareholder declines to appoint the purchaser representative designated by the Company such holder will appoint another purchaser representative (reasonably acceptable to the Company), and such holder will be responsible for the fees of the purchaser representative so appointed.

         (c) All Shareholders will bear their PRO RATA share (based upon the number of shares sold) of the reasonable costs of any sale of Shareholder Shares and Preferred Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all selling Shareholders and are not otherwise paid by the Company or the acquiring party. Costs incurred by any Shareholder on its own behalf will not be considered costs of the transaction hereunder.

         (d) This Section 5 shall automatically terminate upon the earlier of (i) the consummation of a Initial Public Offering or (ii) the date on which BRS hold less than 20% of the Common Stock on a fully diluted basis.

         6. PREEMPTIVE RIGHTS. If the Company issues any equity securities or any securities containing options or rights to acquire any equity securities or any securities convertible or exchangeable for equity securities in each case, after the date hereof to any Person (other than the Executives) (the "OFFEREE"), the Company will offer to sell to each Shareholder, a number of such securities ("OFFERED SHARES") so that the Ownership Ratio immediately after the issuance of such securities for each Shareholder would be equal to the Ownership Ratio for such Shareholder immediately prior to such issuance of securities; PROVIDED, that if the antidilution provisions set forth in Section 12 of the Warrant Agreement adjust the terms of the Warrants as a result of such issuance, the Company shall not be required to offer Canterbury the Offered Shares with respect to the Shareholder Shares attributable to the Warrant. The Company shall give each Shareholder at least 30 days prior written notice of any proposed issuance, which notice shall disclose in reasonable detail the proposed terms and conditions of such issuance (the "ISSUANCE NOTICE"). Each Shareholder will be entitled to purchase such securities at the same price, on the same terms, and at the same time as the securities are issued to the Offeree by delivery of written notice to the Company of such election within 15 days after delivery of the Issuance Notice (the "ELECTION NOTICE"); PROVIDED, that if more than one type of security was issued, each Shareholder shall, if it exercises its rights pursuant to this Section 6, purchase such securities in the same ratio as issued. If any of the Shareholders have elected to purchase any Offered Shares, the sale of such shares shall be consummated as soon as practical (but in any event within 10 days) after the delivery of the Election Notice. In the event any Shareholder elects not to exercise its rights pursuant to this Section 6, no other Shareholder shall have the right to purchase the securities offered to such Shareholder. This Section 6 will terminate automatically, and be of no further force and effect, upon the consummation of a Initial Public Offering.

         7. LEGEND. In addition to any legend required by any other Transaction Document, each certificate evidencing Shareholder Shares or Preferred Shares and each certificate issued in exchange for or upon the transfer of any Shareholder Shares or Preferred Shares (if such shares remain Shareholder Shares or Preferred Shares, as the case may be, as defined herein after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON DECEMBER 10, 1996, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
         THE SECURITIES REPRE-SENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS AGREEMENT DATED AS OF DECEMBER 10, 1996 BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S SHAREHOLDERS. A COPY OF SUCH SHAREHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The Company shall imprint such legend on certificates evidencing Shareholder Shares or Preferred Shares outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Shareholder Shares or Preferred Shares, as the case may be.

         8. TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Shareholder Shares in violation of any provision of this Agreement shall be null and void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Shareholder Shares as the owner of such shares for any purpose.

         9.     TRANSFER OF SHAREHOLDER SHARES.

         (a) Shareholder Shares are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) subject to the provisions of
Section 4 above, Rule 144, Rule 144A or Rule 701 (or any similar rule or rules then in effect) of the Securities and Exchange

Commission if such rule is available, (iii) Section 4(c), and (iv) subject to
Section 4 and Section 9(b) below, any other legally available means of Transfer.

         (b) In connection with the Transfer of any Shareholder Shares other than a Transfer described in clause (i) or (ii) of Section 9(a) above, the holder thereof shall deliver written notice to the Company describing in reasonable detail the Transfer or proposed Transfer, together with an opinion of counsel reasonably acceptable to the Company to the effect that such Transfer of Shareholder Shares may be effected without registration of such Shareholder Shares under the Securities Act. In addition, if the holder of the Shareholder Shares delivers to the Company an opinion of counsel that no subsequent Transfer of such Shareholder Shares shall require registration under the Securities Act, the Company shall promptly upon such contemplated Transfer deliver new certificates for such Shareholder Shares which do not bear the legend set forth in Section 6 above. If the Company is not required to deliver new certificates for such Shareholder Shares not bearing such legend, the holder thereof shall not Transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this
Section 9 and Section 7 above.

         (c) Upon the request of a holder of Shareholder Shares, the Company shall promptly supply to such Person or its prospective transferees all information regarding the Company required to be delivered in connection with a Transfer pursuant to Rule 144A (or any similar rule or rules then in effect) of the Securities and Exchange Commission.

         (d) Upon the request of any holder of Shareholder Shares, the Company shall remove the legend set forth in Section 7 above from the certificates for such holder's Shareholder Shares (or the eligible portion thereof); PROVIDED, that such Shareholder Shares have been either registered under the Securities Act or are eligible for sale pursuant to Rule 144 (or any similar rule or rules then in effect) of the Securities and Exchange Commission.

         10. AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Shareholders unless such modification, amendment or waiver is approved in writing by the Company or the holders of not less than 70% of the Shareholder Shares, respectively; PROVIDED, that no such amendment or action which materially adversely affects any one or more Shareholder(s) shall be effective against such Shareholder(s) without the prior written consent of each such Shareholder. For avoidance of doubt, an amendment to add another party to this Agreement is not an action which, in and of itself, affects any Shareholder materially adversely. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         11. AFFILIATE TRANSACTIONS. The Company will not, and will not permit any of its Subsidiaries, to enter into any transaction or series of transactions after the date hereof, whether or not in the ordinary course of business with any Affiliate or 5% Owner (or any Affiliate of such 5% Owner); PROVIDED, that the foregoing shall not apply to (i) the declaration and payment of dividends approved by the Board, (ii) employment arrangements with any Executive or employees of the Company entered into in the ordinary course of business, (iii) any transactions expressly permitted or contemplated by this Agreement, the Registration Rights Agreement, the Investor Agreements, the Executive Agreements, the Common Option Agreements, the Preferred Option Agreements, the Warrant Agreement, the Subordinated Loan Agreement (and all documents entered into in connection therewith), and the Professional Services Agreement date as of the date hereof by and among the Company and an Affiliate of BRS, or (iv) any transaction consented to by not less than 70% of the Shareholder Shares excluding for purposes of this clause (iv) Shareholder Shares held by such Affiliate or 5% Owner).

         12.    MISCELLANEOUS.

         (a) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         (b) ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this Agreement and the other Transaction Documents embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way; it being understood and agreed that nothing herein is intended to impair or affect in any way Canterbury's rights in its capacity as a lender or agent under the Subordinated Loan Agreement.

         (c) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Shareholders and any subsequent holders of Shareholder Shares and the respective successors and assigns of each of them, so long as they hold Shareholder Shares; it being understood that any transferee of Shareholder Shares or Preferred Shares pursuant to Section 4(a) or 4(b) (other than Shareholders) shall not succeed to the rights or obligations of the transferor hereunder.

         (d) COUNTERPARTS. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

         (e) REMEDIES. The parties hereto shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company, BRS, the BRS Investors, Farallon, Canterbury and any Executive may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

         (f) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient. Such notices, demands and other communications will be sent to the address indicated below:

         To the Company:

                Town Sports International, Inc.
                888 Seventh Avenue, Suite 1801
                New York, New York 10106
                Attention:  Alex Alimanestianu
                Facsimile No.: (212) 246-8422

                With copies to (which shall not constitute notice to the Company):

                Bruckmann, Rosser, Sherrill & Co., Inc.
                126 East 56th Street, 29th Floor
                New York, New York  10022
                Attention:  Stephen Edwards
                Facsimile No.:  (212) 521-3799

                Kirkland & Ellis
                153 East 53rd Street
                New York, New York  10022-4675
                Attention:  Kirk A. Radke, Esq.
                Facsimile No.:  (212) 446-4900

         To BRS:

                Bruckmann, Rosser, Sherrill & Co., Inc.
                126 East 56th Street, 29th Floor
                New York, New York  10022

                Attention:  Stephen Edwards
                Facsimile No.:  (212) 521-3799

                With a copy to (which shall not constitute notice to BRS):

                Kirkland & Ellis
                153 East 53rd Street
                New York, New York  10022-4675
                Attention:  Kirk A. Radke, Esq.
                Facsimile No.:  (212) 446-4900

         To Farallon:

                c/o Farallon Capital Management, L.L.C.
                One Maritime Plaza, Suite 1325
                San Francisco, California 94111
                Attention:  Jason M. Fish
                Facsimile No.: (415) 421-2133

                With a copy to (which shall not constitute notice to Farallon):

                Richards, Spears, Kibbe & Orbe
                One Chase Manhattan Plaza, 57th Floor
                New York, New York  10005
                Attention:  William Q. Orbe, Esq.
                Facsimile No.: (212) 530-1801

         To Canterbury:

                Canterbury Mezzanine Capital, L.P.
                600 Fifth Avenue, 23rd Floor
                New York, New York 10020
                Attention:  Patrick N. W. Turner
                Facsimile No.: (212) 332-1584

                With a copy to (which shall not constitute notice to Canterbury):

                Cravath Swaine & Moore
                Worldwide Plaza
                825 Eighth Avenue
                New York, New York  10019-7475
                Attention:  Mayme Greer, Esq.
                Facsimile No.:  (212) 474-3700

         To any of the Executives:

                [EXECUTIVE'S NAME]
                c/o Town Sports International, Inc.
                888 Seventh Avenue, Suite 1801
                New York, New York 10106
                Facsimile No.: (212) 246-8422

or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party.

         (g) WAIVER OF JURY TRIAL. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this agreement or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

         (h) GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         (i) TIME IS OF THE ESSENCE; COMPUTATION OF TIME. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which banks in New York, New York are authorized to be closed, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular business day.

         (j) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                              *     *     *     *     *

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  TOWN SPORTS INTERNATIONAL, INC.

                                  By: /s/ A. Alimanestianu
                                     --------------------------------
                                  Name:  Alexander Alimanestianu
                                  Title: Executive Vice President


                                  BRUCKMANN, ROSSER, SHERRILL & CO., L.P.

                                  By:  BRS Partners, Limited Partnership
                                  Its: General Partner


                                  By: /s/ Stephen Edwards
                                     --------------------------------
                                  Name:  Stephen Edwards
                                  Title: Vice President


                                  CANTERBURY MEZZANINE CAPITAL, L.P.

                                  By:  Canterbury Capital, L.L.C.
                                  Its: General Partner


                                  By: /s/ Nicholas B. Murphy
                                     --------------------------------
                                  Name:  Nicholas B. Murphy
                                  Title: Member



                                  By: /s/
                                     --------------------------------
                                  Name:
                                  Title: Member

                                  FARALLON CAPITAL PARTNERS, L.P.

                                  By:  Farallon Partners, L.L.C.
                                  Its: General Partner


                                  By: /s/ David I. Cohen
                                     --------------------------------
                                  Name:  David I. Cohen
                                  Title: Managing Member


                                  FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.

                                  By:  Farallon Partners, L.L.C.
                                  Its: General Partner


                                  By: /s/ David I. Cohen
                                     --------------------------------
                                  Name:  David I. Cohen
                                  Title: Managing Member


                                  RR CAPITAL PARTNERS, L.P.

                                  By:  Farallon Partners, L.L.C.
                                  Its: General Partner


                                  By: /s/ David I. Cohen
                                     --------------------------------
                                  Name:  David I. Cohen
                                  Title: Managing Member


                                  FARALLON CAPITAL INSTITUTIONAL PARTNERS II,
                                  L.P.

                                  By:  Farallon Partners, L.L.C.
                                  Its: General Partner


                                  By: /s/ David I. Cohen
                                     --------------------------------
                                  Name:  David I. Cohen
                                  Title: Managing Member

                               EXECUTIVE SIGNATURE PAGE




 /s/ Peter J. Bazzel
--------------------------------------
EXECUTIVE

Name:(Print): Peter J. Bazzel
              ------------------------

                               EXECUTIVE SIGNATURE PAGE




 /s/ Karl M. Derlent
--------------------------------------
EXECUTIVE

Name:(Print): Karl M. Derlent
              ------------------------

                               EXECUTIVE SIGNATURE PAGE




 /s/ Raymond Dewhirst
--------------------------------------
EXECUTIVE

Name:(Print): Raymond Dewhirst
              ------------------------

                               EXECUTIVE SIGNATURE PAGE




 /s/ Margaret R. Stevens
--------------------------------------
EXECUTIVE

Name:(Print): Margaret R. Stevens
              ------------------------

                               EXECUTIVE SIGNATURE PAGE




 /s/ Bob Calvo
--------------------------------------
EXECUTIVE

Name:(Print): Bob Calvo
              ------------------------

                               EXECUTIVE SIGNATURE PAGE




 /s/ Mona N. Guzman
--------------------------------------
EXECUTIVE

Name:(Print): Mona N. Guzman
              ------------------------

                               EXECUTIVE SIGNATURE PAGE




 /s/ Carol Cornbill
--------------------------------------
EXECUTIVE

Name:(Print): Carol Cornbill
              ------------------------

                               EXECUTIVE SIGNATURE PAGE




 /s/ Nina Dachaine
--------------------------------------
EXECUTIVE

Name:(Print): Nina Dachaine
              ------------------------

                               EXECUTIVE SIGNATURE PAGE




 /s/ Edward Trainor
--------------------------------------
EXECUTIVE

Name:(Print): Edward Trainor
              ------------------------

                               EXECUTIVE SIGNATURE PAGE




 /s/ Leslie Kimeding
--------------------------------------
EXECUTIVE

Name:(Print): Leslie Kimeding
              ------------------------

                               EXECUTIVE SIGNATURE PAGE




 /s/ D.A. Smith (Debbie)
--------------------------------------
EXECUTIVE

Name:(Print): D.A. Smith (Debbie)
              ------------------------

                               EXECUTIVE SIGNATURE PAGE




 /s/ R.G. Pyle
--------------------------------------
EXECUTIVE

Name:(Print): R.G. Pyle
              ------------------------

                               EXECUTIVE SIGNATURE PAGE




 /s/ A. Alimanestianu
--------------------------------------
EXECUTIVE

Name:(Print): Alexander Alimanestianu
              ------------------------

                               EXECUTIVE SIGNATURE PAGE




 /s/ Robert Giardina
--------------------------------------
EXECUTIVE

Name:(Print): Robert Giardina
              ------------------------

                               EXECUTIVE SIGNATURE PAGE




 /s/ Mark Smith
--------------------------------------
EXECUTIVE

Name:(Print): Mark Smith
              ------------------------

                               EXECUTIVE SIGNATURE PAGE




 /s/ Heinz Ritscuard
--------------------------------------
EXECUTIVE

Name:(Print): Heinz Ritscuard
              ------------------------

                             BRS INVESTOR SIGNATURE PAGE




 /s/ Bruce Bruckmann
--------------------------------------
BRS INVESTOR

Name: (Print):  Bruce Bruckmann
                ----------------------
Title (if any): Attorney-in-fact

                             BRS INVESTOR SIGNATURE PAGE




 /s/ Donald Bruckmann
--------------------------------------
BRS INVESTOR

Name: (Print):  Donald Bruckmann
                ----------------------
Title (if any): Attorney-in-fact

                             BRS INVESTOR SIGNATURE PAGE




 /s/ BCB Partnership
--------------------------------------
BRS INVESTOR

Name: (Print):  BCB Partnership
                ----------------------
Title (if any): Attorney-in-fact

                             BRS INVESTOR SIGNATURE PAGE




 /s/ NAZ Partnership
--------------------------------------
BRS INVESTOR

Name: (Print):  NAZ Partnership
                ----------------------
Title (if any): Attorney-in-fact

                             BRS INVESTOR SIGNATURE PAGE




 /s/ Harold O. Rosser
--------------------------------------
BRS INVESTOR

Name: (Print):  Harold O. Rosser
                ----------------------
Title (if any): Attorney-in-fact

                             BRS INVESTOR SIGNATURE PAGE




 /s/ Virgil Sherrill
--------------------------------------
BRS INVESTOR

Name: (Print):  Virgil Sherrill
                ----------------------
Title (if any): Attorney-in-fact

                             BRS INVESTOR SIGNATURE PAGE




 /s/ Stephen Sherrill
--------------------------------------
BRS INVESTOR

Name: (Print):  Stephen Sherrill
                ----------------------
Title (if any): Attorney-in-fact

                             BRS INVESTOR SIGNATURE PAGE




 /s/ Nancy Zweng
--------------------------------------
BRS INVESTOR

Name: (Print):  Nancy Zweng
                ----------------------
Title (if any): Attorney-in-fact

                             BRS INVESTOR SIGNATURE PAGE




 /s/ Paul D. Kaminski
--------------------------------------
BRS INVESTOR

Name: (Print):  Paul D. Kaminski
                ----------------------
Title (if any): Attorney-in-fact

                             BRS INVESTOR SIGNATURE PAGE




 /s/ Paul D. Kaminski
--------------------------------------
BRS INVESTOR

Name: (Print):  Paul D. Kaminski
                ----------------------
Title (if any): Attorney-in-fact

                                                                      SCHEDULE A
                                                                      ----------

                                      EXHIBIT A
                                      ---------

                                  FORM OF JOINDER TO
                                SHAREHOLDERS AGREEMENT
                                ----------------------

         THIS JOINDER to the Shareholders Agreement, dated as of December __, 1996 by and among Town Sports International, Inc., a New York corporation (the "COMPANY"), and certain shareholders of the Company (the "AGREEMENT"), is made and entered into as of _____________, ____ by and between the Company and ____________ ("HOLDER"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

         WHEREAS, Holder has acquired certain shares of Common Stock ("HOLDER STOCK"), and the Agreement and the Company requires Holder, as a holder of Common Stock, to become a party to the Agreement, and Holder agrees to do so in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

         1. AGREEMENT TO BE BOUND. Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed a Shareholder [AND ______] for all purposes thereof. In addition, Holder hereby agrees that all Common Stock held by Holder shall be deemed Shareholder Shares for all purposes of the Agreement.

         2. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and Holder and any subsequent holders of Holder Stock and the respective successors and assigns of each of them, so long as they hold any shares of Holder Stock.

         3. COUNTERPARTS. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

         4. NOTICES. For purposes of Section 12(f) of the Agreement, all notices, demands or other communications to the Holder shall be directed to:

                       [Name]
                       [Address]
                       [Facsimile Number]

         5. GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS JOINDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         6. DESCRIPTIVE HEADINGS. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.


                              *     *     *     *     *

         IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

                                  TOWN SPORTS INTERNATIONAL, INC.


                                  By:
                                       ------------------------------
                                  Name:
                                  Title:


                                  [HOLDER]


                                  By:
                                       ------------------------------